UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 27, 2007

COMMAND CENTER, INC.

(Exact name of registrant as specified in its charter)

Washington	333-60326	91-2079472
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3773 West Fifth Avenue, Post Falls, Idaho	83854
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:	208-773-7450

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities.

Explanatory Note — Second Closing

This Amendment No. 1 to Form 8-K (“Amendment No. 1”) amends and restates the original Current Report on Form 8-K filed December 5, 2007 (the “Original Form 8-K”) to cause this Amendment No. 1 to reflect the effect of a second closing of the transaction reported in the Original Form 8-K, and to report the combined effect of the entire transaction, including both the first closing and the second closing (collectively, the “Offering”).

The second closing occurred on December 27, 2007. As a result of the second closing, the Registrant received additional investment from new investors who invested at the second closing, and also reduced the purchase amounts of two of the original investors based upon purchase proceeds actually received from them after the first closing. As a result of the second closing, the aggregate total proceeds to the Registrant from the Offering, including both the first closing and the second closing, increased to $10,296,885. The net increase in the proceeds of the Offering amounted to $229,885.

The documents from the first and second closings were substantially the same except that the first closing documents were dated as of November 30, 2007, and the second closing documents were dated as of December 27, 2007. The list of investors contained on Schedule A to the Purchase Agreement was amended to add the new investors who invested in the second closing and to reduce the investments of two investors in the first closing as described above. The amended Schedule A listing all investors in the Offering and presenting the combined net effect of the Offering is filed herewith as Exhibit 4.1/A and replaces, in its entirety, the Schedule A that was included in Exhibit 4.1 as filed with the Original Form 8-K.

As a result of this “Offering, the Registrant sold 10,296,885 shares of Common Stock and issued Warrants to purchase 6,312,803 shares of Common Stock to the investors.

The Original Form 8-K is amended and restated in its entirety by this Amendment No. 1. The description of the Offering below has been adjusted to describe the Offering as a whole, giving effect to both the first closing and the second closing.

In the Offering, Command Center, Inc. (the “Registrant”) entered into Securities Purchase and Registration Rights Agreements (the “Purchase Agreements”) with the investors named therein (the “Investors”). Under the Purchase Agreements, the Registrant sold to Investors 10,296,885 units (the “Units”), each unit consisting of one share of common stock (the “Common Shares”) and a warrant to purchase 0.50 share of common stock (the “Warrants”), for an aggregate of 10,296,885 shares of common stock and warrants to purchase an aggregate of up to 5,148,443 shares of common stock. The Units were sold for a per Unit price of $1.00, and an aggregate purchase price of $10,296,885. The Warrants issued by the Registrant as part of the Units entitle the Investors to purchase shares of common stock (the “Warrant Shares”) at an exercise price of $1.25 per share.

As a part of the Offering, MDB Capital Group, LLC (the “Placement Agent”), converted a $500,000 note issued by the Registrant in connection with an August 2007 bridge loan from the Placement Agent, into Units at a conversion price of $1.00 per Unit. The Placement Agent also accepted $593,885 out of the $611,289 cash portion of its placement agent fee in Units at a price of $1.00 per Unit. These amounts are included in the $10,296,885 aggregate purchase price.

accepted $593,885 out of the $611,289 cash portion of its placement agent fee in Units at a price of $1.00 per Unit. These amounts are included in the $10,296,885 aggregate purchase price.

Warrants to purchase an additional 1,164,360 shares of Common Stock at $1.25 per share were issued to the Placement Agent and its assigns as additional placement agent compensation.

The Registrant expects to use the proceeds of the Offering for expansion and working capital. A copy of the Purchase Agreement and the Warrant were filed as Exhibits 4.1 and 4.2, respectively, to the Original Form 8-K and are incorporated by reference herein.

The Registrant is obligated under the Purchase Agreement to prepare and file with the Commission, within 45 days of the first closing of the Offering, a registration statement covering the resale of the Common Shares, the Warrant Shares, the Placement Agent Shares and the Placement Agent Warrant Shares. The Registrant is obligated to cause the registration statement to become effective within 120 days of the first closing of the Offering. The registration statement will provide for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act. The Registrant must also use its reasonable best efforts to keep the registration statement continuously effective under the Securities Act until the earlier of the date that all Common Shares, Warrant Shares, Placement Agent Shares and Placement Agent Warrant Shares issued or issuable under the Purchase Agreement have been sold or can be sold publicly under Rule 144(k), or two years after the registration statement becomes effective. The Registrant is obligated to pay the costs and expenses of such registration.

After giving effect to this Offering, the Registrant has 35,665,053 Common Shares outstanding, not including Common Shares (Warrant Shares) issuable upon exercise of the Warrants issued in the Offering.

The offer and sale of the Units, the common stock and the warrants was made in reliance upon exemptions from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D, as promulgated by the Commission under the Securities Act.

ITEM 7.01 Regulation FD Disclosure

The Company issued a Press Release on December 5, 2007, announcing the first closing of the Offering. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01, including Exhibit 99.1 furnished herewith, shall be deemed not to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing pursuant to the Securities Act or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Item	Filing Status

Exhibit 4.1
Securities Purchase and Registration Rights Agreement dated November 30, 2007 by and among Command Center, Inc. and the Investors named therein, incorporated herein by reference to Exhibit 4.1, filed with the registrant’s Original Form 8-K on December 5, 2007.
Filed

Exhibit 4.1/A
Exhibit A to Securities Purchase and Registration Rights Agreement dated November 30, 2007 and December 27, 2007 (combined) by and among Command Center, Inc. and the Investors named therein. Exhibit A reflects all investors that purchased in the offering and the aggregate proceeds and Common Shares and Warrants issued. (Filed herewith.)
Filed

Exhibit 4.2	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.2, filed with the registrant’s Original Form 8-K on December 5, 2007	Filed

Exhibit 99.1
Press Release dated December 5, 2007 announcing the closing under the Securities Purchase and Registration Rights Agreement dated November 30, 2007 by and among Command Center, Inc. and the Investors named therein, incorporated herein by reference to Exhibit 99.1, filed with the registrant’s Original Form 8-K on December 5, 2007
Furnished

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMAND CENTER, INC.

Date: January 14, 2008	By:	/s/ Brad E. Herr

Brad E. Herr, Secretary

Exhibit Index

Exhibit No.	Item	Filing Status

Exhibit 4.1
Securities Purchase and Registration Rights Agreement dated November 30, 2007 by and among Command Center, Inc. and the Investors named therein, incorporated herein by reference to Exhibit 4.1, filed with the registrant’s Original Form 8-K on December 5, 2007.
Filed

Exhibit 4.1/A
Exhibit A to Securities Purchase and Registration Rights Agreement dated November 30, 2007 and December 27, 2007 (combined) by and among Command Center, Inc. and the Investors named therein. Exhibit A reflects all investors that purchased in the offering and the aggregate proceeds and Common Shares and Warrants issued. (Filed herewith.)
Filed

Exhibit 4.2	Form of Common Stock Purchase Warrant, incorporated herein by reference to Exhibit 4.2, filed with the registrant’s Original Form 8-K on December 5, 2007	Filed

Exhibit 99.1
Press Release dated December 5, 2007 announcing the closing under the Securities Purchase and Registration Rights Agreement dated November 30, 2007 by and among Command Center, Inc. and the Investors named therein, incorporated herein by reference to Exhibit 99.1, filed with the registrant’s Original Form 8-K on December 5, 2007
Furnished

EXHIBIT A
SCHEDULE OF INVESTORS
(Combined for Novmeber 30, 2007 and December 27, 2007 Closings)

Shareholder	Purchase Price	No. of Shares	Warrant Shares
Andrew Garret, Inc., Attention Guy G. Clemente, Managing Director	$17,404.00	17,404	68,373
BCWOD, JV	$75,000.00	75,000	37,500
Edwin Bertolas Revocable Living Trust	$100,000.00	100,000	50,000
Thomas Berton	$25,000.00	25,000	12,500
Bleu Ridge Consultants, Inc. Profit Sharing Plan and Trust	$25,000.00	25,000	12,500
Charitable Remainder Trust of Tmothy J. Brasel	$30,000.00	30,000	15,000
Susan A. Brasel	$10,000.00	10,000	5,000
John Thomas Bridge and Opportunity Fund LP	$250,000.00	250,000	125,000
Sam Buck	$200,000.00	200,000	100,000
Chestnut Ridge Partners, LP	$400,000.00	400,000	200,000
David Clarkson	$40,000.00	40,000	20,000
Lesa Ann Clarkson	$50,000.00	50,000	25,000
Lucille S. Ball IRRVOC TR Dated 9/10/1991, Richard L. Clarkson, TTEE	$200,000.00	200,000	100,000
Richard Duane Clarkson	$100,000.00	100,000	50,000
Richard L. Clarkson, TTEE	$100,000.00	100,000	50,000
John Coghlan	$100,000.00	100,000	50,000
Glen S. Davis	$30,000.00	30,000	15,000
Anthony DaCosta	$41,169.00	41,169	91,160
Anthony Di Benedetto	$50,000.00	50,000	25,000
Anthony DiGiandomenico	$511,169.00	511,169	446,160
Jane DiGiandomenico	$50,000.00	50,000	25,000
Paul Dragul	$25,000.00	25,000	12,500
Warren Feldman	$50,000.00	50,000	25,000
Firebird Global Master Fund, Ltd., c/o Trident Company (Cayman) Limited	$1,500,000.00	1,500,000	750,000
Genesis Financial, Inc.	$100,000.00	100,000	50,000
Aaron A. Gruenfeld	$100,000.00	100,000	50,000
Sanford D. Greenberg	$25,000.00	25,000	12,500
Heller Capital	$750,000.00	750,000	375,000
Iroquois Master Fund Ltd.	$100,000.00	100,000	50,000
Raymond Kim	$25,152.00	25,152	12,837
David Kincheloe	$30,000.00	30,000	15,000
John G. Korman	$50,000.00	50,000	25,000
Scott L. Landt	$5,000.00	5,000	2,500
London Family Trust	$300,000.00	300,000	150,000
David Carl Lustig, III	$50,000.00	50,000	25,000
Raymond Marlett	$30,000.00	30,000	15,000
Chris Marlett	$10,884.00	10,884	24,100
MDB Capital Group, LLC, Attention Anthony DiGiandomenico	$913,107.00	913,107	1,164,738
RBC Dain Raucher CUST FBO Jonathan Meyers	$100,000.00	100,000	50,000
Christine A. Mittman	$50,000.00	50,000	25,000
Henri Nurminen	$8,000.00	8,000	4,000
Michael Palin and Dean Palin, JTWROS	$100,000.00	100,000	50,000
J. J. Peirce	$10,000.00	10,000	5,000
Pleiads Investment Partners – R, LP, c/o Potomac Capital Management	$456,628.00	456,628	228,314
Potomac Capital International Ltd., c/o Potomac Capital Management	$418,590.00	418,590	209,295
Potomac Capital Partners LP, c/o Potomac Capital Management	$624,782.00	624,782	312,391
Angela A. Rouse	$30,000.00	30,000	15,000
Sachs Investing Company	$130,000.00	130,000	65,000
Philip S. Sassower 1996 Charitable Remainder Annuity Trust	$100,000.00	100,000	50,000
John Schneller	$-	-	116,435
Sonoran Pacific Resources, LLP	$1,200,000.00	1,200,000	600,000
James P. Tierney	$100,000.00	100,000	50,000
M. Stephen Walker	$500,000.00	500,000	250,000
Totals	10,296,885	10,296,885	6,312,803